UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 North Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip Code)

Heartland Group, Inc. 789 North Water Street, Suite 500, Milwaukee, WI, 53202

(Name and address of agent for service)

Conrad Goodkind; Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Item 1.	Reports to Stockholders.

HEARTLAND. VALUE AT WORK.™

Through hard work, resolve and attention to detail, manufacturing has always been part of what made the Heartland strong.

ANNUAL REPORT

Select Value Fund · Value Plus Fund · Value Fund

December 31, 2006

HEARTLAND FUNDS
AMERICA'S VALUE INVESTOR®

WHAT IT MEANS TO BE A VALUE INVESTOR

The essence of value investing is grounded in the time-tested approach outlined by Professors Benajmin Graham and David Dodd, co-authors of “Security Analysis”, the classic best seller on investment analysis. Since they pioneered this methodology in 1934 the Graham and Dodd philosophy has attracted a successful circle of disciples, including Heartland Advisors.

At Heartland, value investing is our passion and sole focus. We are relentless bargain hunters analyzing overlooked and unpopular stocks which we believe sell at significant discounts to their true worth, or intrinsic value. In essence we view this discount as a means to afford potential appreciation while limiting downside risk.

We often find that a company’s stock is undervalued because it is:

•	Temporarily out of favor or oversold because of recent negative news events

•	Underfollowed by Wall Street analysts

•	Misunderstood by investors

•	An emerging opportunity as yet undiscovered

Since 1984, our disciplined, value investment philosophy and process of purchasing stocks which we believe are in the “bargain basement” has served fund shareholders well.

WE BELIEVE THIS IS THE MOST INTELLIGENT WAY

TO BUILD AN INVESTORS’ NET WORTH

THE HEARTLAND FAMILY OF EQUITY FUNDS –

TABLE OF INVESTMENT RESULTS

AT HEARTLAND,

we take a long-term approach to investing. The stock market tends to be emotional, often overtaken by fear or greed. Too many speculators overreact to the headlines of the day. We believe this creates opportunities for the objective, long-term investor.

— William J. Nasgovitz, President

Performance for the Period Ended December 31, 2006[1]	Heartland Select Value Fund	Heartland Value Plus Fund	Heartland Value Fund
3 Months*	6.86%	11.34%	13.55%
1 Year	16.69%	13.63%	28.02%
Average Annual Total Return for:
3 Years	15.72%	10.44%	12.52%
5 Years	12.61%	14.76%	16.50%
10 Years	13.38%	11.22%	14.47%
15 Years	—	—	16.93%
Since Inception	13.61%	12.68%	15.76%
Value of Hypothetical Investment of $10,000 from Inception Date[2]	$36,868 10/11/96	$48,213 10/26/93	$250,576 12/28/84

*	Not annualized

[1]

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. Through November 30, 2001, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Waivers are no longer in effect. Without such waivers, total returns of the Select Value Fund prior to December 1, 2001 would have been lower. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com.

The Funds invest in stocks of small companies that may be more volatile and less liquid than those of larger companies. The Select Value and Value Plus Funds also invest in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The change in value of a single holding may have a more pronounced effect on the Fund’s net asset value and performance than for other funds. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

[2]	Value of $10,000 from inception represents a hypothetical investment in the Fund for the period ended December 31, 2006.

The opinions expressed in this Annual Report are those of the portfolio manager, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed.

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO MANAGEMENT TEAM

David C. Fondrie, CPA	Ted D. Baszler, CPA, CFA	Hugh F. Denison	Will R. Nasgovitz

FUND PERFORMANCE

Average Annual Total Returns as of December 31, 2006	Fourth Quarter*	One Year	Three Years	Five Years	Ten Years	Since Inception (10/11/96)

Heartland Select Value Fund	6.86%	16.69%	15.72%	12.61%	13.38%	13.61%
Russell 3000 Value Index**	8.10	22.34	15.20	11.20	11.11	11.86
S&P 500 Index	6.70	15.79	10.44	6.19	8.42	9.06

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. Through November 30, 2001, the Advisor voluntarily waived a portion of the Fund’s expenses. Waivers are no longer in effect. Without such waivers, total returns prior to December 1, 2001 would have been lower. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Index Source: FactSet Research Systems, Inc.

*	Not Annualized.

**	Due to the discontinuance of the S&P Mid-Cap 400 Barra Value Index, the Fund changed its comparative index to the Russell 3000 Value Index in August 2006.

Index definitions are listed on the final page of this report. It is not possible to invest directly in an index.

INVESTMENT GOAL

The Select Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Select Value Fund invests primarily in common stocks whose current market prices, in Heartland Advisors’ judgment, are undervalued relative to their intrinsic value. Heartland Advisors uses its disciplined value criteria to identify what it believes are the best available investment opportunities for the Select Value Fund. Using a multi-cap approach, the Fund invests in companies of all sizes, although the companies normally have market capitalizations in excess of $500 million.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Select Value Fund invests in stocks of small and mid-sized companies that are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

MANAGEMENT REPORT

For the year ended December 31, 2006, stock market returns were generally above most investors’ expectations. This surprising Bullish trend occurred despite the headwinds generated by the continuing conflict in Iraq, naggingly high energy prices and political unrest in many parts of the world.

In this seemingly paradoxical environment, the Select Value Fund delivered another solid year to investors, ending 2006 with a 16.69% total return. This double-digit performance outpaced the 15.79% total return for the year of the S&P 500 Index, which primarily consists of large company stocks. The Fund did, however, trail its more broadly based comparative index, the Russell 3000 Value Index, which returned 22.34%. Additionally, the Select Value Fund had a somewhat ordinary year relative to its Lipper Multi-Cap Value peers, as can be seen in the table below.

Regardless of where on the spectrum the short-term performance of the Fund has landed, we believe the longer-term performance of the Fund has been outstanding. In particular, for the 10-year and since inception periods through December 31, 2006, Lipper ranked the Select Value Fund as the #2 fund in its category!

Heartland Select Value Fund	LIPPER RANKING - AMONG MULTI-CAP VALUE FUNDS
	Ranking in Universe	Percentile
1 Year	278 out of 443	63%
3 Years	25 out of 340	8%
5 Years	12 out of 252	5%
10 Years	2 out of 99	ranked #2
Since Inception (10/11/96)	2 out of 95	ranked #2

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 17, 1996. Lipper category definitions are listed on the final page of this report.

10 YEARS OF VALUE INVESTING – AND COUNTING

Having now celebrated the 10th anniversary of the Select Value Fund, one of the key lessons we have learned along the way is that focusing on short-term performance is unlikely to

HEARTLAND SELECT VALUE FUND

help our Fund shareholders reach their financial goals. As disciplined long-term value investors, we are particularly proud that a hypothetical $10,000 invested in the Select Value Fund on its inception day, October 11, 1996, would be worth $36,868 as of December 31, 2006 – a 13.61% annualized return over this 10-plus year period.

MULTI-CAP ADDS VALUE TO SHAREHOLDERS

We believe one of the keys to the performance of the Fund has been, and will continue to be, the ability of our team of seasoned portfolio managers to invest in the stocks that fit Heartland’s 10 Principles of Value Investing.TM This disciplined investment process has remained unchanged whether evaluating large, mid or small company stocks. The result is a Fund that is designed and managed to be the core of a value-driven investor’s portfolio.

Throughout the course of 2006, the Select Value Fund has increased its holdings of larger company stocks. As you can see in the table below, approximately 46% of the Fund is now invested in large-cap stocks. And while many pundits and prognosticators have been calling for a resurgence of out performance from this sector of the market, that’s hardly the reason for our reallocation. In simplest terms, the Select Value Fund has been investing in more large company stocks because the Fund’s management team has been finding more value and more potential capital appreciation there.

Within the large company arena, several additions in the Industrial sector made positive contributions to the returns of the Select Value Fund in 2006. In particular, Tyco International, Ltd. was among the new holdings that aided performance in 2006. This global, diversified manufacturing and service company is also among the Fund’s “Top Ten Holdings”.

CAPITALIZATION BREAKDOWN

(% OF TOTAL INVESTMENTS)

Heartland Select Value Fund	As of December 31,2006

Large-Cap Companies	45.5%
Mid-Cap Companies	39.5%
Small-Cap Companies	13.9%
Micro-Cap Companies	0.0%

Heartland Advisors considers large-cap companies to be larger than $10 billion in market cap, mid-cap companies to be between $2 billion and $10 billion, small-cap companies to be between $300 million and $2 billion, and micro-cap companies to be less than $300 million. Balanace of holdings were in short-term investments. Portfolio holdings are subject to change without notice.

Among the Fund’s investments in mid-sized companies, a number of stocks from the Consumer Discretionary sector added to the Fund’s gains for the year. Looking at the Top Ten list, Rent-A-Center, Inc. stands out as one such holding. In fact, Rent-A-Center, the largest rent-to-own operator in the United States, was the leading contributor to Fund performance from this sector.

In contrast to their large and mid-sized counterparts, smaller company stocks added little to the Select Value Fund in 2006. And within the small company arena, Technology sector stocks proved to be the most difficult. For example, SafeNet, Inc., a provider of encryption technologies to the defense industry, had shown promise. However, when the catalyst we identified for recognition was overshadowed by credibility issues related to the company’s senior management, we adjusted our investment thesis – as part of our ongoing, disciplined process – and the stock was sold.

OUR OUTLOOK REMAINS POSITIVE

We are looking forward to 2007 with a bit of trepidation. The cynics seem to have gone into hibernation, and the aforementioned pundits are virtually unanimous in their opinion that this year will be another good year for stock market investors. This unbridled optimism has given us pause for thought. In turn, our own suspicion is that stock prices in 2007 will be a bit more uneven than these folks believe. However, with interest rates remaining low by historical standards and inflation indicators looking quite benign, we believe Heartland’s value approach to investing will stand us in good stead.

SELECT VALUE FUND – GROWTH OF $10,000 SINCE INCEPTION

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/11/96) period ended December 31, 2006. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

WEIGHTED MEDIAN VALUATION ANALYSIS

Source: FactSet Research Systems, Inc.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	49
Net assets	$290 mil.
NAV	$27.93
Median market cap	$8,298 mil.
Weighted average market cap	$33,320 mil.
TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)
Universal Corp.	3.0%
The Allstate Corp.	2.8
Avnet, Inc.	2.6
SunTrust Banks, Inc.	2.6
Tyco International, Ltd.	2.6
Rent-A-Center, Inc.	2.5
UGI Corp.	2.5
Seagate Technology	2.5
Hutchinson Technology, Inc.	2.4
Pfizer, Inc.	2.4

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated, is as of 12/31/06.

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO MANAGEMENT TEAM

D. Rodney Hathaway, CFA	Brad A. Evans, CFA

FUND PERFORMANCE

Average Annual Total Returns as of December 31, 2006	Fourth Quarter*	One Year	Three Years	Five Years	Ten Years	Since Inception (10/26/93)
Heartland Value Plus Fund	11.34%	13.63%	10.44%	14.76%	11.22%	12.68%
Russell 2000 Value Index	9.03	23.48	16.48	15.37	13.27	13.51
Russell 2000 Index	8.90	18.37	13.56	11.39	9.44	10.41

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Index Source: FactSet Research Systems, Inc.

*	Not Annualized.

Index definitions are listed on the final page of this report. It is not possible to invest directly in an index.

INVESTMENT GOAL

The Value Plus Fund seeks long-term capital appreciation and modest current income.

PRINCIPAL INVESTMENT STRATEGIES

The Value Plus Fund invests primarily in a limited number of equity securities of smaller companies selected on a value basis. The Fund generally invests in dividend-paying common stocks and may also invest, to a limited extent, in preferred stocks and convertible securities, which may provide income to the Fund. The Fund primarily invests in companies with market capitalizations between $300 million and $2 billion.

INVESTMENT CONSIDERATIONS

The Value Plus Fund invests primarily in stocks of small companies, which are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

MANAGEMENT REPORT

For the year ended December 31, 2006, the Heartland Value Plus Fund delivered a total return of 13.63%. While we are pleased to have provided this double-digit return to our shareholders, the Fund trailed the Russell 2000 Index of small company stocks and the Russell 2000 Value Index, the lower price-to-book subset index. For this 12-month period, the indices posted total returns of 18.37% and 23.48%, respectively.

After a somewhat lackluster beginning to 2006, the Value Plus Fund performed well during the second half of the year. For this six-month period, the Fund delivered a 12.77% total return to shareholders. This return compared quite favorably to the Russell 2000 and Russell 2000 Value Indices, which had total returns of 9.38% and 11.81%, respectively, for the same period.

With this recent out performance in mind, we would caution shareholders that investing in small company stocks is a long-term endeavor. As such, we would prefer to highlight the longer-term performance of the Fund. In particular, for the 5-year period through December 31, 2006, Lipper ranked the Value Plus Fund in the upper 35% of the funds in their small-cap value category!

	LIPPER RANKING - AMONG SMALL-CAP VALUE FUNDS
Heartland Value Plus Fund	Ranking in Universe	Percentile
1 Year	181 out of 255	71%
3 Years	190 out of 211	91%
5 Years	53 out of 153	35%
10 Years	37 out of 57	65%
Since Inception (10/26/93)	15 out of 27	56%

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 28, 1993. Lipper category definitions are listed on the final page of this report.

INDUSTRIAL-STRENGTH RALLY IN THE SECOND-HALF

The stock market rally in the second half of 2006 was sparked when the Federal Reserve signaled, after 17 consecutive interest rate increases, that they were done ratcheting up rates, at least for the time being. As we had anticipated, both investors and consumers became

HEARTLAND VALUE PLUS FUND

increasingly optimistic that economic growth, which is often stimulated by low interest rates, would not have to be sacrificed to reign in inflation – the goal of the Fed’s aforementioned rate hike policy.

More importantly to our Fund shareholders, a number of the Value Plus Fund holdings in the Industrial sector made measurable additions to shareholder returns in the second half of the year. In particular, Genco Shipping & Trading, Ltd. was the single largest contributor to Fund performance during this period. Genco is a transoceanic shipper of iron ore, coal, grain, steel products and other dry bulk cargoes.

The management team of the Value Plus Fund identified the company a little over a year ago, in December 2005, with the expectation that global economic growth would drive increased demand for bulk commodities. This investment thesis came to fruition with dry bulk rates increasing over the past several months, along with the market values for Genco’s ships. Genco is listed as #1 in the Fund’s “Top Ten Holdings”.

The Fed putting interest rates on hold also allowed many stocks in the Consumer Discretionary sector to continue their upward path. Looking at the Top Ten list, Nu Skin Enterprises, Inc. stands out as one such holding. In fact, this leader in the direct selling industry, with approximately $1.2 billion in annual sales in 44 international markets, was among the leading contributors to Fund performance in the second half of 2006 from this sector.

HEALTH CARE NOT FEELING WELL IN 2006

Looking back at the year as a whole, we are disappointed to have trailed our two primary comparative indices. 2006 proved to be a difficult environment for us to uncover Health Care stocks that fit our disciplined investment criteria – and that would make positive contributions to shareholders returns. This was particularly true within the Pharmaceuticals industry. For example, Par Pharmaceutical Cos., Inc. and Taro Pharmaceutical Industries, Ltd. were among the largest detractors of Fund performance for the year. Both companies are developers, manufacturers and marketers of generic drugs.

The catalyst for recognition we had identified for these companies – the launching of Medicare Part D and the anticipation that the federal government would strongly encourage the use of generics – failed to materialize. What’s more, the competition in this industry picked up substantially as branded drug producers began funneling their formularies to specific generic producers. As a result, both of these holdings were sold from the Value Plus Fund’s portfolio as part of our disciplined investment process.

Likewise, holdings of stocks within the Energy sector also failed to add to Fund returns in 2006. Among the sector’s laggards were Callon Petroleum Co. and Brigham Exploration Co.

BULLISH OUTLOOK FOR PATIENT INVESTORS

As always, we are reluctant to make any broad-based forecasts for the year ahead. After all, as bottom-up stockpickers, making sweeping prognostications goes against our nature. On the other hand, we are very comfortable putting forth that owning undervalued small company stocks, over full market cycles, has historically provided investors with above average capital appreciation. Moreover, by seeking out more mature smaller businesses with the financial ability to pay dividends to stockholders, we believe our team of experienced investment professionals can continue to mitigate much of the volatility inherent to investing in small company stocks.

VALUE PLUS FUND – GROWTH OF $10,000 SINCE INCEPTION

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $ 10,000 represents a hypothetical investment in the Fund for the since inception (10/26/93) period ended December 31, 2006. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

WEIGHTED MEDIAN VALUATION ANALYSIS

Source: FactSet Research Systems, Inc.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	39
Net assets	$240 mil.
NAV	$26.78
Median market cap	$807 mil.
Weighted average market cap	$1,426 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Genco Shipping & Trading, Ltd.	5.8%
Mentor Graphics Corp.	5.3
Biovail Corp.	4.0
UnumProvident Corp.	3.8
Wausau Paper Corp.	3.4
Perot Systems Corp. (Class A)	3.4
Cubic Corp.	3.4
Nu Skin Enterprises, Inc. (Class A)	3.2
Nautilus, Inc.	2.9
Wright Medical Group, Inc.	2.9

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated, is as of 12/31/06.

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO MANAGEMENT TEAM

William J. Nasgovitz	Hugh F. Denison	Brad A. Evans, CFA

FUND PERFORMANCE

Average Annual Total Returns as of December 31, 2006	Fourth Quarter*	One Year	Three Years	Five Years	Ten Years	Fifteen Years	Since Inception (12/28/84)
Heartland Value Fund	13.55%	28.02%	12.52%	16.50%	14.47%	16.93%	15.76%
Russell 2000 Value Index	9.03	23.48	16.48	15.37	13.27	15.20	13.95
Russell 2000 Index	8.90	18.37	13.56	11.39	9.44	11.47	11.55

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Index Source: FactSet Research Systems, Inc.

*	Not Annualized.

Index definitions are listed on the final page of this report. It is not possible to invest directly in an index.

INVESTMENT GOAL

The Value Fund seeks long-term capital appreciation through investing in small companies.

PRINCIPAL INVESTMENT STRATEGIES

The Value Fund invests primarily in common stocks of companies with market capitalizations of less than $1.5 billion selected on a value basis, and may invest a significant portion of its assets in micro-capitalization companies, those companies with market capitalizations of less than $300 million.

INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in stocks of small companies selected on a value basis. Such securities may be more volatile and less liquid than those of larger companies and there is risk that the broad market may not recognize the intrinsic value of such securities.

MANAGEMENT REPORT

We are very pleased to report to Heartland Value Fund shareholders that 2006 was, by nearly any measure, outstanding. For the year ended December 31, 2006, the Value Fund was up 28.02%. This total return outpaced both of the Fund’s comparative indices, the Russell 2000 and Russell 2000 Value Indices, which were up 18.37% and 23.48%, respectively.

For the year, shareholders may recall that the stock market got out of the gate quickly, posting impressive gains in the first quarter, only to be flattened under the thumb of the Federal Reserve’s higher interest rate policies. In fact, by the end of June 2006, they had hiked interest rates 17 consecutive times over 24 months, forcing short-term yields to climb from 1.00% to 5.25%. More to the point, once the Fed stopped their contractionary actions, the stock market resumed its Bullish course.

While we are happy to present Fund shareholders with superior one-year returns, we advocate patient long-term investing and would prefer to highlight longer-term investment results, which we believe have also been outstanding. In fact, as of year-end, Lipper, Inc. ranked the Value Fund #1 for total return in the Small-Cap Core category for both the 15-year and since inception periods.

	LIPPER RANKING - AMONG SMALL-CAP CORE FUNDS
Heartland Value Fund	Ranking in Universe	Percentile
1 Year	19 out of 702	3%
3 Years	345 out of 542	64%
5 Years	25 out of 425	6%
10 Years	18 out of 124	15%
15 Years	1 out of 34	ranked #1
Since Inception (12/28/84)	1 out of 12	ranked #1

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is January 3, 1985. Lipper category definitions are listed on the final page of this report.

HEARTLAND’S TIME-TESTED PROCESS

To provide shareholders with total returns in the top 3% of our peer group, as the Value Fund did in 2006, many things have gone right. We believe the primary drivers of the Fund’s success have been our team of seasoned investment professionals and, more importantly, the disciplined, value-driven approach they put into picking stocks. This time-tested process is what distinguishes Heartland from the crowded field of competitors. That, and our 22-year track record of delivering long-term capital appreciation to Fund shareholders.

HEARTLAND VALUE FUND

As evidence of the wide-ranging success of our process, we would point out that all ten of the Value Fund’s “Top Ten Holdings,” listed in the table to the right, aided performance last year. From InterDigital Communications Corp. a leading edge designer, developer and licenser of proprietary wireless technologies, to the comparatively mundane Presidential Life Corp. insurance company, all ten stocks made positive contributions to the 28.02% total return the Fund delivered to shareholders in 2006.

BUY-OUTS SHOW ONE UPSIDE TO UNDERVALUED STOCKS

As we often mention, investing in undervalued small and very small company stocks, as the Value Fund does, can be a volatile undertaking in the near term. This is something we repeatedly caution investors about, making substantial efforts to focus on the long term. Our bargain-hunting investment professionals actively seek to mitigate downside risks by purchasing stocks at below what we believe is the value of those shares to someone looking to acquire the entire company.

With this combination of small company stocks and Heartland’s value-driven process, it is not unusual for companies in the portfolio of the Value Fund to be bought out, in their entirety, by larger corporations or private equity firms. Often times, the acquirer is willing to pay a premium price to make their acquisitions – and that can directly translate to measurable gains to Fund shareholders.

In 2006, one of the key drivers to the positive performance of the Value Fund was an extremely active mergers and acquisition market. What’s more, a record $3.79 trillion in M&A deals were announced globally last year. More to the point, private equity firms and corporations, many of whom remain flush with cash, acquired a number of holdings in the Fund’s portfolio. These buyouts included the second largest holding in the Fund, Sirna Therapeutics, Inc.

THINKING LONG-TERM ISN’T JUST FOR FUND SHAREHOLDERS

The members of the Value Fund’s management team know that successful investing often requires patience. This can be particularly true of investing in undervalued Technology stocks, a sector that made a decidedly positive contribution to Fund performance in 2006. Among the long-term holdings that aided Fund performance was Actuate Corp., a world leader in business intelligence software that allows their clients to operate more efficiently. We began acquiring shares of Actuate in December 2004 after the tech bubble had effectively deflated. Our in-depth research identified Actuate in the low single digits, well off of its $33.71 all-time high. We were attracted to this out-of-favor company’s leadership position, as well as their safety net, which included no debt and lots of cash on their balance sheet.

Similarly, the Fund’s holdings of Energy sector stocks also added to shareholder returns. In particular, Gulf Island Fabrication, Inc. and Newpark Resources, Inc. were positive contributors in 2006. We discovered both of these Energy Equipment & Services companies in mid 2005.

STILL BULLISH AFTER A GREAT RUN

Our outlook calls for continued outperformance from smaller and more value-oriented stocks. As admitted contrarians, the many popular financial press outlets recommending larger and growthier areas of the stock market have only added fuel to our stance. Though someday these pundits may be right, we view their widely publicized and popular opinions as bullish indicators. We are also heartened knowing that investing in small companies with low P/E stocks has historically provided long-term investors with above average capital appreciation.

VALUE FUND – GROWTH OF $10,000 SINCE INCEPTION

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (12/28/84) period ended December 31, 2006. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

WEIGHTED MEDIAN VALUATION ANALYSIS

Source: FactSet Research Systems, Inc.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	251
Net assets	$2,016 mil.
NAV	$51.21
Median market cap	$229 mil.
Weighted average market cap	$756 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Interdigital Communications Corp.	4.6%
Sirna Therapeutics, Inc.	4.2
Newpark Resources, Inc.	1.6
Hudson Highland Group, Inc.	1.6
Sherritt International Corp.	1.5
Alaska Air Group, Inc.	1.5
Biovail Corp.	1.3
Gulf Island Fabrication, Inc.	1.2
Actuate Corp.	1.2
Presidential Life Corp.	1.1

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated, is as of 12/31/06.

THE HEARTLAND FAMILY OF EQUITY FUNDS -

ADDITIONAL FUND CHARACTERISTICS

MARKET CAP SEGMENTATION – % OF TOTAL INVESTMENTS

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked 10 Principles of Value Investing.™ We believe this bargain-hunting process — which places emphasis on identifying a catalyst — may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds as of December 31, 2006. Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Micro-Cap Holdings - $0 million - $300 million in market capitalization	0.0%	7.3%	33.8%
Small-Cap Holdings - $300 million - $2 billion in market capitalization	13.9%	67.4%	51.8%
Mid-Cap Holdings - $2 billion - $10 billion in market capitalization	39.5%	17.4%	5.6%
Large-Cap Holdings - Greater than $10 billion in market capitalization	45.5%	0.0%	0.0%
Short-Term Investments	1.1%	7.9%	8.8%
Total	100.0%	100.0%	100.0%

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of December 31, 2006. These sectors represent groupings of the industry classifications delineated within the Schedules of Investments for each Fund that follows. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Consumer Discretionary	9.4%	10.2%	10.2%
Consumer Staples	7.7%	3.2%	3.0%
Energy	9.2%	8.1%	9.7%
Financials	15.3%	11.1%	11.8%
Health Care	5.3%	10.9%	14.2%
Industrials	18.5%	21.4%	20.0%
Information Technology	14.0%	19.9%	17.3%
Materials	12.8%	7.3%	5.0%
Telecommunication Services	1.8%	0.0%	0.0%
Utilities	4.9%	0.0%	0.0%
Short-Term Investments	1.1%	7.9%	8.8%
Total	100.0%	100.0%	100.0%

FINANCIAL STATEMENTS

SELECT VALUE FUND - SCHEDULE OF INVESTMENTS

December 31, 2006

COMMON STOCKS (98.8%)	SHARES	VALUE
Aerospace & Defense (2.4%)
Goodrich Corp.	150,000	$6,832,500
Airlines (2.0%)
Southwest Airlines Co.	370,000	5,668,400
Building Products (2.4%)
American Standard Cos., Inc.	150,000	6,877,500
Chemicals (7.5%)
Agrium, Inc. (CAD) (b)	220,000	6,894,931
RPM International, Inc.	300,000	6,267,000
PPG Industries, Inc.	70,000	4,494,700
Dow Chemical Co.	100,000	3,994,000

		21,650,631
Commercial Banks (4.9%)
SunTrust Banks, Inc.	90,000	7,600,500
Marshall & Ilsley Corp.	135,000	6,494,850

		14,095,350
Communications Equipment (4.0%)
MasTec, Inc. (a)	525,000	6,058,500
Motorola, Inc.	275,000	5,654,000

		11,712,500
Computers & Peripherals (4.9%)
Seagate Technology	270,000	7,155,000
Hutchinson Technology, Inc. (a)	300,000	7,071,000

		14,226,000
Diversified Consumer Services (2.0%)
H&R Block, Inc.	250,000	5,760,000
Diversified Financial Services (2.4%)
Bank of America Corp.	130,000	6,940,700
Diversified Telecommunication Services (1.8%)
AT&T, Inc.	150,000	5,362,500
Electronic Equipment & Instruments (2.6%)
Avnet, Inc. (a)	300,000	7,659,000
Energy Equipment & Services (3.6%)
ShawCor, Ltd. (CAD) (b)	300,000	6,445,664
Grey Wolf, Inc. (a)	600,000	4,116,000

		10,561,664
Food & Staples Retailing (2.4%)
Wal-Mart Stores, Inc.	150,000	6,927,000
Food Products (2.2%)
Smithfield Foods, Inc. (a)	250,000	6,415,000
Gas Utilities (2.5%)
UGI Corp.	270,000	7,365,600
Health Care Equipment & Supplies (1.2%)
Hospira, Inc. (a)	100,000	3,358,000
Household Durables (2.7%)
Toll Brothers, Inc. (a)	130,000	4,189,900
D.R. Horton, Inc.	135,000	3,576,150

		7,766,050
Industrial Conglomerates (2.6%)
Tyco International, Ltd.	250,000	7,600,000
Insurance (5.0%)
The Allstate Corp.	125,000	8,138,750
UnumProvident Corp.	300,000	6,234,000

		14,372,750
Machinery (5.5%)
Caterpillar, Inc.	90,000	5,519,700
Deere & Co.	45,000	4,278,150
Pentair, Inc.	100,000	3,140,000
Albany International Corp.(Class A)	90,000	2,961,900

		15,899,750
Media (2.1%)
CBS Corp. (Class B)	200,000	6,236,000
Metals & Mining (3.7%)
Alcoa, Inc.	200,000	6,002,000
Oregon Steel Mills, Inc. (a)	75,000	4,680,750

		10,682,750
Multi-Utilities (2.3%)
WPS Resources Corp.	125,000	6,753,750
Oil, Gas & Consumable Fuels (5.6%)
ConocoPhillips Co.	90,000	6,475,500
Anadarko Petroleum Corp.	140,000	6,092,800
Cimarex Energy Co.	100,000	3,650,000

		16,218,300
Paper & Forest Products (1.6%)
P.H. Glatfelter Co.	300,000	4,650,000
Pharmaceuticals (4.2%)
Pfizer, Inc.	270,000	6,993,000
Wyeth	100,000	5,092,000

		12,085,000
Road & Rail (3.7%)
J.B. Hunt Transport Services, Inc.	300,000	6,231,000
Union Pacific Corp.	50,000	4,601,000

		10,832,000
Semiconductors (2.4%)
MEMC Electronic Materials, Inc. (a)	175,000	6,849,500
Specialty Retail (2.5%)
Rent-A-Center, Inc. (a)	250,000	7,377,500
Thrifts & Mortgage Finance (3.1%)
Washington Mutual, Inc.	100,000	4,549,000
MGIC Investment Corp.	70,000	4,377,800

		8,926,800
Tobacco (3.0%)
Universal Corp.	180,000	8,821,800

TOTAL COMMON STOCKS (Cost $245,205,949)		$286,484,295

SHORT-TERM INVESTMENTS (1.0%)	PAR AMOUNT	VALUE
TIME DEPOSITS (1.0%) (+)
Brown Brothers Harriman, 4.55% $	3,056,858	$3,056,858

TOTAL SHORT-TERM INVESTMENTS (Cost $3,056,858)		$3,056,858

TOTAL INVESTMENTS (Cost $248,262,807) (99.8%)		$289,541,153
Other assets and liabilities, net (0.2%)		496,698

TOTAL NET ASSETS (100.0%)		$290,037,851

(a)	Non-income producing security.

(b)	Foreign-denominated security.

(+)	Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2006.

(CAD)	Canadian issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE PLUS FUND - SCHEDULE OF INVESTMENTS

December 31, 2006

COMMON STOCKS (91.6%)	SHARES	VALUE
Aerospace & Defense (5.8%)
Cubic Corp.	375,000	$8,137,500
Applied Signal Technology, Inc.	418,122	5,878,795

		14,016,295
Building Products (2.2%)
Apogee Enterprises, Inc.	275,000	5,310,250
Chemicals (2.7%)
CF Industries Holdings, Inc.	250,000	6,410,000
Commercial Banks (4.6%)
Chittenden Corp.	200,000	6,138,000
The South Financial Group, Inc.	150,000	3,988,500
Cadence Financial Corp.	45,600	988,152

		11,114,652
Commercial Services & Supplies (4.4%)
ABM Industries, Inc.	300,000	6,813,000
Kelly Services, Inc. (Class A)	125,000	3,617,500

		10,430,500
Communications Equipment (2.3%)
Inter-Tel, Inc.	250,000	5,540,000
Energy Equipment & Services (6.1%)
TODCO (a)	170,000	5,808,900
Tidewater, Inc.	110,000	5,319,600
Grey Wolf, Inc. (a)	500,000	3,430,000

		14,558,500
Health Care Equipment & Supplies (6.6%)
Wright Medical Group, Inc. (a)	300,000	6,984,000
Orthovita, Inc. (a)	1,400,000	5,082,000
STERIS Corp.	150,000	3,775,500

		15,841,500
Insurance (6.5%)
UnumProvident Corp.	440,000	9,143,200
Horace Mann Educators Corp.	200,000	4,040,000
Bristol West Holdings, Inc.	150,000	2,374,500

		15,557,700
Internet Software & Services (0.9%)
Zix Corp. (a)	1,837,500	2,186,625
IT Services (3.4%)
Perot Systems Corp. (Class A) (a)	500,000	8,195,000
Leisure Equipment & Products (5.4%)
Nautilus, Inc.	500,000	7,000,000
Oakley, Inc.	300,000	6,018,000

		13,018,000
Machinery (2.7%)
Federal Signal Corp.	400,000	6,416,000
Marine (6.3%)
Genco Shipping & Trading, Ltd.	500,000	13,970,000
Alexander & Baldwin, Inc.	25,000	1,108,500

		15,078,500
Metals & Mining (1.2%)
Amerigo Resources, Ltd. (CAD) (b)	1,500,000	2,791,835
Oil, Gas & Consumable Fuels (2.0%)
Callon Petroleum Co. (a)	325,000	4,884,750
Paper & Forest Products (3.4%)
Wausau Paper Corp.	550,000	8,244,500
Personal Products (3.2%)
Nu Skin Enterprises, Inc. (Class A)	425,000	7,747,750
Pharmaceuticals (4.0%)
Biovail Corp. (CAD) (b)	459,330	9,691,670
Semiconductors (2.3%)
Cohu, Inc.	275,000	5,544,000
Software (10.9%)
Mentor Graphics Corp. (a)	700,000	12,621,000
Novell, Inc. (a)	1,100,000	6,820,000
Parametric Technology Corp. (a)	375,000	6,757,500

		26,198,500
Specialty Retail (2.2%)
Stein Mart, Inc.	400,000	5,304,000
Textiles, Apparel & Luxury Goods (2.5%)
Stride Rite Corp.	400,000	6,032,000

TOTAL COMMON STOCKS (Cost $178,482,616)		$220,112,527

WARRANTS (0.2%)	SHARES	VALUE
Biotechnology (0.2%)
StemCells, Inc. (a)(c)	575,658	$431,744
GTC Biotherapeutics, Inc. (a)(c)	273,224	—

		431,744
Internet Software & Services (0.0%)
Zix Corp. (a)(c)	198,000	—

TOTAL WARRANTS (Cost $34,153)		$431,744

SHORT-TERM INVESTMENTS (7.9%)	PAR AMOUNT	VALUE
TIME DEPOSITS (7.9%) (+)
Brown Brothers Harriman, 4.55%	$18,928,958	$18,928,958

TOTAL SHORT-TERM INVESTMENTS (Cost $18,928,958)		$18,928,958

TOTAL INVESTMENTS (Cost $197,445,727) (99.7%)		$239,473,229
Other assets and liabilities, net (0.3%)		834,982

TOTAL NET ASSETS (100.0%)		$240,308,211

(a)	Non-income producing security.

(b)	Foreign-denominated security.

(c)	Valued at fair value using methods determined by the Board of Directors.

See Note 2(a) in Notes to Financial Statements.

(+)	Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2006.

(CAD) Canadian issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND - SCHEDULE OF INVESTMENTS

December 31, 2006

COMMON STOCKS (91.5%)	SHARES	VALUE
Aerospace & Defense (0.5%)
AAR Corp. (a)	150,000	$4,378,500
Allied Defense Group, Inc. (a)	200,000	4,250,000
Ducommun, Inc. (a)	100,000	2,288,000

		10,916,500
Air Freight & Logistics (0.1%)
AirNet Systems, Inc. (a)(b)	1,000,000	2,960,000

Airlines (2.6%)
Alaska Air Group, Inc. (a)	750,000	29,625,000
Midwest Air Group, Inc. (a)(b)	1,200,000	13,800,000
Mesa Air Group, Inc. (a)	1,000,000	8,570,000

		51,995,000
Auto Components (1.0%)
Hy-Drive Technologies, Ltd. (CAD) (b)(c)	2,500,000	8,255,425
Noble International, Ltd.	400,000	8,020,000
Strattec Security Corp. (a)	100,000	4,660,000

		20,935,425
Biotechnology (4.5%)
Sirna Therapeutics, Inc. (a)(b)	6,440,000	83,784,400
Discovery Laboratories, Inc. (a)	1,000,000	2,360,000
Isolagen, Inc. (a)(b)	485,400	1,422,222
Senesco Technologies, Inc. (a)(b)	1,279,925	1,407,917
AP Pharma, Inc. (a)	800,000	1,096,000
Aphton Corp. (a)(b)(e)(f)(h)	375,000	—

		90,070,539
Building Products (0.5%)
Patrick Industries, Inc. (a)(b)(d)	293,525	3,625,034
Maezawa Kasei Industries Co., Ltd. (JPY) (c)	200,000	2,991,848
Aaon, Inc.	100,000	2,628,000

		9,244,882
Capital Markets (1.3%)
FirstCity Financial Corp. (a)(b)(d)	811,800	8,994,744
Stifel Financial Corp. (a)	200,000	7,846,000
eSPEED, Inc. (Class A) (a)	800,000	6,984,000
LaBranche & Co., Inc. (a)	200,000	1,966,000

		25,790,744
Chemicals (1.2%)
Chemtura Corp.	1,000,000	9,630,000
Calgon Carbon Corp. (a)	1,000,000	6,200,000
Omnova Solutions, Inc. (a)	1,000,000	4,580,000
Quaker Chemical Corp.	150,000	3,310,500

		23,720,500
Commercial Banks (4.8%)
Sterling Financial Corp.	600,000	20,286,000
Associated Banc-Corp.	450,000	15,696,000
FNB Corp.	163,000	6,772,650
Independent Bank Corp.	186,500	6,719,595
The South Financial Group, Inc.	206,600	5,493,494
Renasant Corp.	162,300	4,971,249
AmeriServ Financial, Inc. (a)	1,000,675	4,933,328
Texas Capital Bancshares, Inc. (a)	200,000	3,976,000
Eastern Virginia Bankshares, Inc.	175,000	3,948,000
Tennessee Commerce Bancorp, Inc. (a)	125,000	3,906,250
Capital Bank Corp.	145,000	2,494,000
Simmons First National Corp. (Class A)	75,100	2,369,405
BancTrust Financial Group, Inc.	88,000	2,245,760
PAB Bankshares, Inc.	100,000	2,137,000
Centennial Bank Holdings, Inc. (a)	200,000	1,892,000
WSB Financial Group, Inc. (a)	95,000	1,824,000
Merchants & Manufacturers Bancorp., Inc.	46,095	1,431,250
Guaranty Financial Corp. (e)	10,388	1,412,768
Southern Community Financial Corp.	135,682	1,370,388
Fidelity Southern Corp.	71,913	1,338,301
Nexity Financial Services Corp. (a)	100,000	1,200,000
HF Financial Corp.	48,640	843,418
Exchange National Bancshares, Inc.	11,257	354,595
Epic Bancorp	6,600	95,766

		97,711,217
Commercial Services & Supplies (6.2%)
Hudson Highland Group, Inc. (a)(b)	1,930,000	32,192,400
Exponent, Inc. (a)	600,000	11,196,000
Central Parking Corp.	553,000	9,954,000
Barrett Business Services, Inc. (b)	400,000	9,368,000
FTI Consulting, Inc. (a)	300,000	8,367,000
Intersections, Inc. (a)(b)	630,000	6,652,800
SM&A (a)(b)	965,900	5,602,220
LECG Corp. (a)	300,000	5,544,000
CompuDyne Corp. (a)(b)	750,000	4,935,000
RCM Technologies, Inc. (a)(b)	780,100	4,672,799
Perma-Fix Environmental Services, Inc. (a)	2,000,000	4,640,000
On Assignment, Inc. (a)	377,600	4,436,800
School Specialty, Inc. (a)	100,000	3,749,000
Spherion Corp. (a)	500,000	3,715,000
ABM Industries, Inc.	150,000	3,406,500
CDI Corp.	125,000	3,112,500
LESCO, Inc. (a)(b)	346,401	2,996,369

		124,540,388
Communications Equipment (7.5%)
InterDigital Communications Corp. (a)(b)(i)	2,750,000	92,262,500
Aastra Technologies, Ltd. (CAD) (a)(c)	500,000	15,395,832
ParkerVision, Inc. (a)(b)	1,322,300	14,743,645
Lantronix, Inc. (a)(b)	5,000,000	8,150,000
EMS Technologies, Inc. (a)	400,000	8,012,000
EFJ, Inc. (a)	750,000	5,055,000
Westell Technologies, Inc. (a)	2,000,000	5,000,000
Extreme Networks, Inc. (a)	799,900	3,351,581

		151,970,558
Computers & Peripherals (0.5%)
SimpleTech, Inc. (a)	769,074	9,751,858
Gateway, Inc. (a)	500,000	1,005,000

		10,756,858
Construction & Engineering (1.5%)
URS Corp. (a)	300,000	12,855,000
Modtech Holdings, Inc. (a)(b)	1,400,000	6,930,000
Insituform Technologies, Inc. (Class A) (a)	200,000	5,172,000
Comfort Systems USA, Inc.	300,000	3,792,000
Integrated Electrical Services, Inc. (a)	100,000	1,779,000

		30,528,000
Containers & Packaging (0.2%)
Caraustar Industries, Inc. (a)	500,000	4,045,000

Diversified Consumer Services (2.1%)
Regis Corp.	400,000	15,816,000
The Princeton Review, Inc. (a)(b)	2,000,000	10,560,000
Stewart Enterprises, Inc. (Class A)	1,500,000	9,375,000
Educate, Inc. (a)	700,000	4,984,000
Whitney Information Network, Inc. (a)(b)	349,456	1,869,590

		42,604,590
Diversified Financial Services (0.2%)
Collection House, Ltd. (AUD) (c)	4,090,705	3,389,365

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND - SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2006

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Electrical Equipment (1.3%)
Powell Industries, Inc. (a)	300,000	$9,471,000
Xantrex Technology, Inc. (CAD) (a)(c)(d)	1,200,000	8,563,342
China BAK Battery, Inc. (a)	1,104,000	7,198,080
Magnetek, Inc. (a)	200,000	1,130,000

		26,362,422
Electronic Equipment & Instruments (0.5%)
Wireless Ronin Technolgies, Inc. (a)(b)	723,000	4,164,480
O.I. Corp. (b)	245,900	2,803,260
MOCON, Inc.	200,000	2,542,000

		9,509,740
Energy Equipment & Services (5.3%)
Newpark Resources, Inc. (a)(b)	4,500,000	32,445,000
Gulf Island Fabrication, Inc. (b)	650,000	23,985,000
Input/Output, Inc. (a)	1,500,000	20,445,000
Bristow Group, Inc. (a)	300,000	10,827,000
Grey Wolf, Inc. (a)	1,000,000	6,860,000
NATCO Group, Inc. (Class A) (a)	200,000	6,376,000
Carbo Ceramics, Inc.	100,000	3,737,000
Lone Star Technologies, Inc. (a)	50,000	2,420,500

		107,095,500
Food Products (2.0%)
Riken Vitamin Co., Ltd. (JPY) (c)	400,000	12,101,857
Origin Agritech, Ltd. (a)	778,302	8,514,624
Hanover Foods Corp. (Class A) (d)(e)	49,250	4,974,250
The Inventure Group, Inc. (a)(b)	1,900,622	4,656,524
Tasty Baking Co. (b)	500,000	4,495,000
John B. Sanfilippo & Son, Inc. (a)(b)	300,000	3,678,000
Monterey Gourmet Foods, Inc. (a)	547,257	2,391,513

		40,811,768
Health Care Equipment & Supplies (3.4%)
STAAR Surgical Co. (a)(b)	2,000,000	14,020,000
Analogic Corp.	199,063	11,175,397
Fukuda Denshi Co., Ltd. (JPY) (c)	300,000	8,899,907
Nissui Pharmaceutical Co., Ltd. (JPY) (c)	938,000	7,741,121
Osteotech, Inc. (a)(b)	1,240,000	7,006,000
Invacare Corp.	250,000	6,137,500
Trinity Biotech (ADR) (a)	600,000	5,142,000
Synovis Life Technologies, Inc. (a)	300,400	2,988,980
STERIS Corp.	100,000	2,517,000
Criticare Systems, Inc. (a)	678,000	2,040,780
Digirad Corp. (a)	90,900	374,508

		68,043,193
Health Care Providers & Services (2.7%)
PDI, Inc. (a)(b)	1,270,000	12,890,500
Hooper Holmes, Inc. (a)	3,000,000	9,930,000
America Service Group, Inc. (a)	436,628	6,972,949
BioScrip, Inc. (a)(b)	2,000,000	6,920,000
Vistacare, Inc. (a)	500,000	5,075,000
National Home Health Care Corp. (b)	441,000	5,058,270
Medical Staffing Network Holdings, Inc. (a)	750,000	4,402,500
SRI/Surgical Express, Inc. (a)(b)(d)	500,000	2,745,000

		53,994,219
Hotels, Restaurants & Leisure (0.6%)
Buca, Inc. (a)(b)	1,200,000	5,772,000
Champps Entertainment, Inc. (a)	468,446	3,255,700
Smith & Wollensky Restaurant Group, Inc. (a)(b)	574,400	2,923,696

		11,951,396
Household Durables (0.3%)
Helen of Troy, Ltd. (a)	200,000	4,852,000
Flexsteel Industries, Inc.	45,408	571,233

		5,423,233
Household Products (0.5%)
Oil-Dri Corp. of America (b)	562,500	9,495,000

Insurance (3.5%)
Presidential Life Corp.	1,000,000	21,950,000
SCPIE Holdings, Inc. (a)	358,000	9,358,120
Assured Guaranty, Ltd.	300,000	7,980,000
Clark, Inc.	438,300	7,288,929
PMA Capital Corp. (Class A) (a)	609,517	5,619,747
KMG America Corp. (a)	500,000	4,795,000
Specialty Underwriters’ Alliance, Inc. (a)	525,000	4,410,000
Meadowbrook Insurance Group, Inc. (a)	400,000	3,956,000
U.S.I. Holdings Corp. (a)	250,000	3,840,000
Financial Industries Corp. (a)(e)	154,031	1,170,635

		70,368,431
Internet Software & Services (0.4%)
Jupitermedia Corp. (a)	500,000	3,960,000
Digitas, Inc. (a)	250,000	3,352,500

		7,312,500
IT Services (3.2%)
First Consulting Group, Inc. (a)(b)	1,250,000	17,200,000
Tier Technologies, Inc. (Class B) (a)(b)(e)	1,800,000	11,520,000
TechTeam Global, Inc. (a)(b)	975,000	10,968,750
MAXIMUS, Inc.	250,000	7,695,000
Dynamics Research Corp. (a)(b)	750,000	7,312,500
Keane, Inc. (a)	500,000	5,955,000
Analysts International Corp. (a)(b)	1,600,000	2,992,000
Computer Task Group, Inc. (a)	64,800	307,800

		63,951,050
Leisure Equipment & Products (0.2%)
Leapfrog Enterprises, Inc. (a)	400,000	3,792,000
Corgi International, Ltd. (ADR) (a)(b)	160,571	1,085,462

		4,877,462
Life Sciences, Tools and Services (1.6%)
Cambrex Corp.	500,000	11,360,000
Third Wave Technologies, Inc. (a)	1,500,000	7,215,000
MEDTOX Scientific, Inc. (a)(b)	508,750	6,781,637
PAREXEL International Corp. (a)	200,000	5,794,000
Stratagene Corp. (a)	200,000	1,488,000

		32,638,637
Machinery (4.0%)
Badger Meter, Inc. (b)	591,200	16,376,240
Mueller Water Products, Inc. (Class A)	750,000	11,152,500
Flanders Corp. (a)	1,000,044	9,900,436
Federal Signal Corp.	600,000	9,624,000
Robbins & Myers, Inc.	200,000	9,184,000
MFRI, Inc. (a)(b)	350,000	6,895,000
Met-Pro Corp.	400,000	5,936,000
Portec Rail Products, Inc. (b)	538,400	5,437,840
Alamo Group, Inc.	150,600	3,533,076
Astec Industries, Inc. (a)	100,000	3,510,000

		81,549,092
Marine (0.8%)
Quintana Maritime, Ltd.	1,500,000	16,530,000

Media (3.2%)
Alliance Atlantis Communications, Inc. (Class B) (CAD)(a)(c)	500,000	21,648,512
ProQuest Co. (a)(b)	1,500,000	15,675,000
Lions Gate Entertainment Corp. (a)	1,200,000	12,876,000
Horipro, Inc. (JPY) (c)	700,000	7,518,279
Saga Communications, Inc. (a)	389,500	3,743,095
SPAR Group, Inc. (a)(b)	1,228,000	1,596,400
Emak Worldwide, Inc. (a)(b)	229,383	1,353,359

		64,410,645

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND - SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2006

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Metals & Mining (3.0%)
High River Gold Mines, Ltd. (CAD) (a)(c)	9,500,000	$17,518,655
LionOre Mining International, Ltd. (CAD) (a)(c)	1,500,000	17,046,917
Northwest Pipe Co. (a)	250,000	8,405,000
Polymet Mining Corp. (CAD) (a)(c)	2,000,000	6,347,028
First Majestic Resource Corp. (CAD) (a)(c)	1,000,000	4,245,647
Constellation Copper Corp. (CAD) (c)	3,000,000	3,705,292
North American Tungsten Corp., Ltd. (CAD) (a)(b)(c)	5,050,700	2,945,772
Pan-Nevada Gold Corp. (CAD) (a)(c)	125,500	75,350

		60,289,661
Multiline Retail (1.5%)
Duckwall-ALCO Stores, Inc. (a)(b)	380,400	14,835,600
Fred’s, Inc.	1,000,000	12,040,000
Tuesday Morning Corp.	250,000	3,887,500

		30,763,100
Oil, Gas & Consumable Fuels (4.5%)
Sherritt International Corp. (CAD) (c)	2,906,000	30,882,014
Clayton Williams Energy, Inc. (a)(b)	548,760	19,925,475
Plains Exploration & Production Co. (a)	300,000	14,259,000
Rosetta Resources, Inc. (a)	400,000	7,468,000
Far East Energy Corp. (a)(b)	7,500,000	6,825,000
Forest Oil Corp. (a)	200,000	6,536,000
Quest Resource Corp. (a)	400,000	4,040,000

		89,935,489
Paper & Forest Products (0.7%)
Bowater, Inc.	500,000	11,250,000
Buckeye Technologies, Inc. (a)	252,000	3,018,960

		14,268,960
Personal Products (0.5%)
Nature’s Sunshine Products, Inc. (e)	467,000	5,396,185
NutraCea (a)	1,250,000	3,237,500
Natrol, Inc. (a)(b)	500,000	1,030,000

		9,663,685
Pharmaceuticals (2.1%)
Biovail Corp. (CAD) (c)	1,250,000	26,374,475
Caraco Pharmaceutical Laboratories, Ltd. (a)	500,000	7,000,000
Fuji Pharmaceutical Co., Ltd. (JPY) (c)(d)	499,000	5,770,434
ASKA Pharmaceutical Co., Ltd. (JPY) (c)	500,000	3,832,255

		42,977,164
Real Estate Investment Trusts (1.4%)
Medical Properties Trust, Inc.	822,000	12,576,600
Capital Lease Funding, Inc.	700,000	8,120,000
Government Properties Trust, Inc.	750,000	7,950,000

		28,646,600
Road & Rail (2.2%)
RailAmerica, Inc. (a)	1,350,000	21,708,000
Marten Transport, Ltd. (a)	700,000	12,831,000
Saia, Inc. (a)	200,000	4,642,000
Covenant Transport, Inc. (Class A) (a)	250,000	2,850,000
Smithway Motor Xpress Corp. (Class A) (a)	129,676	1,296,760

		43,327,760
Semiconductors (2.4%)
Skyworks Solutions, Inc. (a)	2,500,000	17,700,000
Axcelis Technologies, Inc. (a)	2,000,000	11,660,000
hi/fn, inc. (a)(b)	1,287,104	6,873,135
Lattice Semiconductor Corp. (a)	1,000,000	6,480,000
FSI International, Inc. (a)	500,000	2,635,000
Micrel, Inc. (a)	200,000	2,156,000
Exar Corp. (a)	100,000	1,300,000

		48,804,135
Software (2.8%)
Actuate Corp. (a)(b)	4,000,000	23,760,000
Quovadx, Inc. (a)(b)	3,700,000	10,434,000
ePlus, Inc. (a)	394,359	4,121,052
PLATO Learning, Inc. (a)	750,000	4,057,500
OPNET Technologies, Inc. (a)	250,000	3,612,500
MapInfo Corp. (a)	250,000	3,262,500
Agile Software Corp. (a)	400,000	2,460,000
Catapult Communications Corp. (a)	200,000	1,796,000
Mobius Management Systems, Inc. (a)	250,000	1,662,500
Callidus Software, Inc. (a)	250,000	1,575,000

		56,741,052
Specialty Retail (0.3%)
Rent-A-Center, Inc. (a)	200,000	5,902,000

Textiles, Apparel & Luxury Goods (1.0%)
Hampshire Group, Ltd. (a)(b)	465,540	7,713,998
Ashworth, Inc. (a)	608,431	4,417,209
Lakeland Industries, Inc. (a)	250,000	3,407,500
Phoenix Footwear Group, Inc. (a)(b)	763,900	3,361,160
Lacrosse Footwear, Inc. (a)	28,100	372,887

		19,272,754
Thrifts & Mortgage Finance (0.6%)
Pacific Premier Bancorp, Inc. (a)(b)	240,700	2,931,726
B of I Holding, Inc. (a)	400,000	2,772,000
Riverview Bancorp, Inc.	172,000	2,614,400
Franklin Bank Corp. (a)	100,000	2,054,000
Timberland Bancorp, Inc.	50,000	1,855,500

		12,227,626
Trading Companies & Distributors (0.3%)
Industrial Distribution Group, Inc. (a)	400,000	3,960,000
Aceto Corp.	300,000	2,592,000

		6,552,000

TOTAL COMMON STOCKS (Cost $1,226,693,270)		$1,844,875,840

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND - SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2006

CONVERTIBLE PREFERRED STOCKS (0.0%)	SHARES	VALUE
Biotechnology (0.0%)
Aphton Corp., 0.00% (a)(b)(e)(f)(h)	2,500	$—

Household Durables (0.0%)
Ronco Corp., 5.00% (a)(b)(d)(e)(f)(g)	1,841,275	—

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,655,000)		$—

WARRANTS (0.0%)	SHARES	VALUE
Biotechnology (0.0%)
Senesco Technologies, Inc. (a)(b)(e)	50,000	$—

Commercial Services & Supplies (0.0%)
Waste Services, Inc. (a)(e)	25,000	—

Communications Equipment (0.0%)
ParkerVision, Inc. (a)(b)(e)	375,000	993,750

Diversified Consumer Services (0.0%)
Whitney Information Network, Inc. (a)(b)(e)	300,000	—

Health Care Equipment & Supplies (0.0%)
Medwave, Inc. (a)(b)(e)	37,250	—

Software (0.0%)
VocalTec Communications, Ltd. (a)(e)	222,500	—

TOTAL WARRANTS (Cost $ 0)		$993,750

SHORT-TERM INVESTMENTS (8.9%)	PAR AMOUNT	VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (7.3%)(*)
U.S. Treasury Bills, 5/17/07, 4.95%	$100,000,000	$98,183,900
U.S. Treasury Bills, 5/31/07, 5.02%	50,000,000	48,998,100

		147,182,000
TIME DEPOSITS (1.6%)(+)
Brown Brothers Harriman, 4.55%	31,721,365	31,721,365

TOTAL SHORT-TERM INVESTMENTS (Cost $178,868,310)		$178,903,365

TOTAL INVESTMENTS (Cost $1,411,216,580)(100.4%)		$2,024,772,955
Other assets and liabilities, net (-0.4%)		(8,528,792)

TOTAL NET ASSETS (100.0%)		$2,016,244,163

(a)	Non-income producing security.

(b)	Affiliated company. See Note 10 in Notes to Financial Statements.

(c)	Foreign-denominated security.

(d)	Illiquid security, pursuant to the guidelines established by the Board of Directors.

See Note 2(i) in the Notes to Financial Statements.

(e)	Valued at fair value using methods determined by the Board of Directors.

See Note 2(a) in Notes to Financial Statements.

(f)	Restricted security. See Note 2(j) in Notes to Financial Statements.

(g)	Currently in default of the penalty payment due in cash to the preferred stockholders for the delay in the effective date of the registration statement. The registration statement covers the common stock into which the convertible preferred stock held are convertible.

(h)	Filed for bankruptcy.

(i)	Security pledged as collateral on written options. See Note 2(h) in the Notes to Financial Statements.

(*)	The rate denoted is the effective yield as of December 31, 2006.

(+)	Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2006.

(ADR) American Depositary Receipt.

(AUD) Australian issuer.

(CAD) Canadian issuer.

(JPY) Japanese issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2006

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost (1)	$248,262,807	$197,445,727	$1,411,216,580

Investments in securities, at value	$289,541,153	$239,473,229	$1,349,706,356
Investments in affiliates, at value (see Note 10)	—	—	675,066,599

Total investments, at value	289,541,153	239,473,229	2,024,772,955

Foreign currency, at value (cost $0; $0; $5,210,715, respectively)	—	—	5,106,716
Receivable for securities sold	—	2,283,011	1,464,071
Accrued dividends and interest	345,765	71,552	1,132,280
Receivable for capital shares issued	478,319	216,482	2,125,405
Cash deposits with broker for futures contracts	—	—	1,350,000
Variation margin on futures contracts	—	—	305,000
Prepaid expenses	18,603	19,077	61,834

Total Assets	290,383,840	242,063,351	2,036,318,261

LIABILITIES:
Written covered call options, at value (proceeds $0; $0; $884,088, respectively)	—	—	30,000
Payable for securities purchased	—	1,311,794	14,456,723
Distributions payable	—	10,725	—
Payable for capital shares redeemed	206,573	248,819	4,740,621
Accrued expenses
Fund accounting fees	12,414	10,654	84,729
Transfer agency fees	76,646	111,683	470,533
Other	50,356	61,465	291,492

Total Liabilities	345,989	1,755,140	20,074,098

TOTAL NET ASSETS	$290,037,851	$240,308,211	$2,016,244,163

NET ASSETS CONSIST OF:
Paid in capital	$248,759,657	$190,413,716	$1,373,083,697
Accumulated undistributed net investment income (loss)	(52)	897	(1,196,889)
Accumulated undistributed gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	–	7,866,096	29,842,458
Net unrealized appreciation on investments	41,278,246	42,027,502	614,514,897

TOTAL NET ASSETS	$290,037,851	$240,308,211	$2,016,244,163

Shares outstanding, $ 0.001 par value (100,000,000; 100,000,000 and 150,000,000 shares authorized, respectively)	10,383,147	8,972,802	39,369,823

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$27.93	$26.78	$51.21

(1)	Includes cost of investments in affiliates of $415,692,258 for the Value Fund. See Note 10 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2006

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends	$4,553,761	$4,604,304	$11,393,053
Interest	325,598	90,499	5,080,553
Foreign tax withheld	(10,666)	(76,291)	(136,548)

Total Investment Income	4,868,693	4,618,512	16,337,058

EXPENSES:
Management fees	1,983,932	1,746,717	13,258,974
Distribution fees	661,311	623,826	3,175,263
Transfer agency fees	379,194	475,483	1,998,406
Fund accounting fees	73,824	69,749	459,430
Custodian fees	28,294	24,456	226,272
Printing and communication fees	33,326	34,227	110,560
Postage fees	10,903	5,523	35,641
Legal fees	12,823	19,282	111,159
Registration fees	24,502	27,516	6,013
Directors’ fees	8,770	7,979	64,681
Audit fees	41,241	45,497	35,450
Insurance fees	30,202	54,244	304,302
Other expenses	19,267	21,404	97,404

Total Expenses	3,307,589	3,155,903	19,883,555

NET INVESTMENT INCOME (LOSS)	1,561,104	1,462,609	(3,546,497)

REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY:
Net realized gains (losses) on:
Investments and foreign currency translation	19,223,478	34,173,973	258,123,125
Futures contracts	—	—	9,855,481
Written covered call options	—	—	417,852
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translation	10,236,414	(4,545,263)	165,230,666
Futures contracts	—	—	208,690
Written covered call options	—	—	854,088

TOTAL REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY	29,459,892	29,628,710	434,689,902

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,020,996	$31,091,319	$431,143,405

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		VALUE PLUS FUND
	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005
FROM INVESTMENT OPERATIONS:
Net investment income	$1,561,104	$337,052	$1,462,609	$1,596,331
Net realized gains on investments, futures, options and translation of assets and liabilities in foreign currency	19,223,478	5,068,563	34,173,973	12,057,001
Net change in unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities in foreign currency	10,236,414	10,449,504	(4,545,263)	(15,816,778)

Net increase (decrease) in net assets resulting from operations	31,020,996	15,855,119	31,091,319	(2,163,446)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,413,888)	(325,583)	(1,842,403)	(1,348,546)
Net realized gains on investments	(17,155,940)	(5,318,574)	(19,974,780)	(12,820,390)

Total distributions to shareholders	(18,569,828)	(5,644,157)	(21,817,183)	(14,168,936)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	249,915,614	63,556,361	44,839,506	117,682,114
Dividends reinvested	17,748,380	5,412,479	21,202,762	13,756,863
Value of shares redeemed	(144,842,266)	(33,943,134)	(109,793,746)	(256,836,872)

Net increase (decrease) in net assets derived from capital transactions	122,821,728	35,025,706	(43,751,478)	(125,397,895)

TOTAL INCREASE (DECREASE) IN NET ASSETS	135,272,896	45,236,668	(34,477,342)	(141,730,277)
NET ASSETS AT THE BEGINNING OF THE PERIOD	154,764,955	109,528,287	274,785,553	416,515,830

NET ASSETS AT THE END OF THE PERIOD	$290,037,851	$154,764,955	$240,308,211	$274,785,553

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$(52)	$4,730	$897	$392,325

	VALUE FUND
	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005
FROM INVESTMENT OPERATIONS:
Net investment loss	$(3,546,497)	$(8,341,984)
Net realized gains on investments, futures, options and translation of assets and liabilities in foreign currency	268,396,458	201,362,805
Net change in unrealized appreciation (depreciation) on investments, futures,options and translation of assets and liabilities in foreign currency	166,293,444	(175,020,686)

Net increase (decrease) in net assets resulting from operations	431,143,405	18,000,135

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(10,629,025)	—
Net realized gains on investments	(207,487,697)	(185,954,101)

Total distributions to shareholders	(218,116,722)	(185,954,101)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	419,045,012	153,466,203
Dividends reinvested	210,690,967	178,147,507
Value of shares redeemed	(364,093,025)	(502,385,522)

Net increase (decrease) in net assets derived from capital transactions	265,642,954	(170,771,812)

TOTAL INCREASE (DECREASE) IN NET ASSETS	478,669,637	(338,725,778)
NET ASSETS AT THE BEGINNING OF THE PERIOD	1,537,574,526	1,876,300,304

NET ASSETS AT THE END OF THE PERIOD	$2,016,244,163	$1,537,574,526

ACCUMULATED UNDISTRIBUTED NET INVESTMENT LOSS	$(1,196,889)	$(8,056,157)

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – SELECT VALUE FUND

	For the Year Ended December 31,
	2006	2005	2004	2003	2002
PER SHARE DATA
Net asset value, beginning of period	$25.56	$23.37	$20.16	$14.87	$17.30
Income (loss) from investment operations:
Net investment income	0.15	0.06	0.01	0.01	0.03
Net realized and unrealized gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	4.12	3.10	3.42	5.29	(2.43)

Total income (loss) from investment operations	4.27	3.16	3.43	5.30	(2.40)
Less distributions from:
Net investment income	(0.14)	(0.06)	(0.01)	(0.01)	(0.03)
Net realized gains on investments	(1.76)	(0.91)	(0.21)	—	—

Total distributions	(1.90)	(0.97)	(0.22)	(0.01)	(0.03)

Net asset value, end of period	$27.93	$25.56	$23.37	$20.16	$14.87

TOTAL RETURN	16.69%	13.49%	17.02%	35.66%	(13.85)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$290,038	$154,765	$109,528	$75,678	$56,268
Percentage of expenses to average net assets	1.25%	1.27%	1.33%	1.47%	1.46%
Percentage of net investment income to average net assets	0.59%	0.27%	0.07%	0.06%	0.21%
Portfolio turnover rate	51%	42%	72%	47%	39%

FINANCIAL HIGHLIGHTS – VALUE PLUS FUND

	For the Year Ended December 31,
	2006	2005	2004	2003	2002
PER SHARE DATA
Net asset value, beginning of period	$25.85	$26.85	$23.57	$15.39	$16.12
Income (loss) from investment operations:
Net investment income	0.16	0.15	0.09	0.06	0.12
Net realized and unrealized gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	3.38	0.22 (1)	3.91	8.17	(0.73)

Total income (loss) from investment operations	3.54	0.37	4.00	8.23	(0.61)
Less distributions from:
Net investment income	(0.20)	(0.12)	(0.07)	(0.05)	(0.12)
Net realized gains on investments	(2.41)	(1.25)	(0.65)	—	—

Total distributions	(2.61)	(1.37)	(0.72)	(0.05)	(0.12)

Net asset value, end of period	$26.78	$25.85	$26.85	$23.57	$15.39

TOTAL RETURN	13.63%	1.34%	16.98%	53.56%	(3.79)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$240,308	$274,786	$416,516	$218,982	$57,657
Percentage of expenses to average net assets	1.26%	1.25%	1.23%	1.34%	1.44%
Percentage of net investment income to average net assets	0.59%	0.49%	0.34%	0.32%	0.75%
Portfolio turnover rate	45%	36%	57%	68%	65%

(1)

The per share amount shown throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – VALUE FUND

	For the Year Ended December 31,
	2006	2005		2004	2003	2002
PER SHARE DATA
Net asset value, beginning of period	$44.80	$49.81		$51.14	$31.46	$37.25
Income (loss) from investment operations:
Net investment loss	(0.03)	(0.25)		(0.25)	(0.20)	(0.17)
Net realized and unrealized gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	12.60	1.27		4.59	22.24	(4.09)

Total income (loss) from investment operations	12.57	1.02		4.34	22.04	(4.26)
Less distributions from:
Net investment income	(0.30)	—		—	—	—
Net realized gains on investments	(5.86)	(6.03)		(5.67)	(2.36)	(1.53)

Total distributions	(6.16)	(6.03)		(5.67)	(2.36)	(1.53)

Net asset value, end of period	$51.21	$44.80		$49.81	$51.14	$31.46

TOTAL RETURN	28.02%	1.99%		9.11%	70.16%	(11.49)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,016,244	$1,537,575		$1,876,300	$2,185,264	$923,754
Percentage of expenses to average net assets	1.12%	1.19	%(1)	1.20%	1.28%	1.29%
Percentage of expenses to average net assets (excluding dividend expense)	1.12%	1.17%		1.20%	1.28%	1.29%
Percentage of net investment loss to average net assets	(0.20)%	(0.51)%		(0.46)%	(0.63)%	(0.48)%
Portfolio turnover rate	49%	36%		32%	48%	49%

(1)	Includes dividend expense on short sales.

The accompanying Notes to Financial Statements are an integral part of these Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management (investment) company under the Investment Company Act of 1940. The capital shares of the Select Value Fund, Value Plus Fund and Value Fund (the “Funds”), each of which is a diversified fund, are issued by the Corporation.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with their vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Debt securities are stated at fair value as furnished by an independent pricing service based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board of Directors. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments. At December 31, 2006, 0.2% and 1.3% of the Value Plus and Value Funds’ net assets, respectively, were valued at their fair value using methods determined by the Board of Directors.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Select Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Net realized gains on investments, if any, are distributed at least annually. During 2006, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Generally Accepted Accounting Principles (GAAP) require that permanent financial reporting and tax differences be reclassified to paid in capital. Accordingly, at December 31, 2006, the Select Value, Value Plus and Value Funds recorded a reclassification to decrease undistributed net realized gains on investments and increase paid in capital by $3,779,981, $5,553,689 and $27,343,164, respectively. Net assets are not affected by these reclassifications.

(d)	The Funds record security transactions no later than one business day after trade date. For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

(e)	The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds in proportion to their respective net assets, number of open shareholder accounts, number of funds or some combination thereof, as applicable.

(f)	Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. The Value Fund had the following open futures contracts at December 31, 2006:

TYPE	NUMBER OF CONTRACTS	EXPIRATION DATE	UNREALIZED APPRECIATION	NOTIONAL VALUE
Russell 2000 Index	100	March 2007	$208,690	$39,745,000

(g)	A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund could incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian or broker, consisting of cash, obligations of the U.S. Government, its agencies or instrumentalities, or equity securities sufficient to collateralize its obligation on the short positions. There were no short positions held during the year ended or at December 31, 2006.

(h)	The Funds may write covered call options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. The Value Fund had the following transactions in written covered call options during the year ended December 31, 2006:

VALUE FUND	NUMBER OF CONTRACTS	PREMIUMS
Balance at December 31, 2005	—	$—
Options written	5,581	1,520,118
Options expired	—	—
Options closed	(1,581)	(636,030)

Balance at December 31, 2006	4,000	$884,088

VALUE FUND	NUMBER OF CONTRACTS	VALUE
InterDigital Communications, $40.00, 1/20/07	2,000	$20,000
InterDigital Communications, $45.00, 1/20/07	2,000	10,000

	4,000	$30,000

(i)	At December 31, 2006, 1.7% of the Value Fund’s net assets were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

(j)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. At December 31, 2006, the Value Fund held restricted securities representing 0.0% of net assets. The restricted securities held as of December 31, 2006 are identified below:

SECURITY	ACQUISITION DATE	ACQUISITION COST	SHARES	FAIR VALUE
Value Fund
Aphton Corp. (Common Stock)	11/09/2005	$128,625	375,000	$—
Aphton Corp. (Convertible Preferred Stock)	11/09/2005	—	2,500	—
Ronco Corp. (Convertible Preferred Stock)	6/24/2005	5,655,000	1,841,275	—

(k)	The Funds invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, the Funds are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Funds did not hold any forward currency exchange contracts during the year ended or at December 31, 2006.

(l)	Each Fund may purchase securities on a when-issued basis. Payment and interest terms of these securities are set out at the time a Fund enters into the commitment to purchase, but generally the securities are not issued, and delivery and payment for such obligations does not occur until a future date that may be a month or more after the purchase date. Obligations purchased on a when-issued basis involve a risk of loss if the value of the security purchased declines prior to the settlement date, and may increase fluctuation in a Fund’s net asset value. On the date a Fund enters into an agreement to purchase securities on a when-issued basis, it will record the transaction and reflect the value of the obligation in determining its net asset value. In addition, the respective Fund will segregate cash, obligations of the U.S. Government, its agencies or instrumentalities, or equity securities having a value at least equal to the Fund’s obligation under the position. There were no when-issued securities held at December 31, 2006.

(m)	Each Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

(n)	The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(o)	In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Management has not completed their analysis of whether the adoption of FIN 48 will have an impact to the financial statements.

(p)	In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

(3)	CREDIT FACILITY

Brown Brothers Harriman & Co. has made available to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”) dated December 21, 2004. The Agreement was amended to extend the termination date to December 31, 2007. The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstance that Heartland Advisors, Inc. believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the Federal Funds Rate plus 1.50%. Commitment fees are computed at a rate per annum equal to 0.10% of the Funds’ unutilized credit payable quarterly in arrears. The Funds did not utilize this credit facility during the year ended December 31, 2006.

(4)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with Heartland Advisors, Inc. (the “Advisor”) to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets. Effective May 22, 2006, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. Prior to May 22, 2006, the Select Value Fund paid the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Pursuant to the Plan, each Fund pays the Fund’s distributor, Heartland Investor Services LLC (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. The Distributor is an indirect wholly-owned subsidiary of the BISYS Group, Inc., and is an affiliate of the Funds’ transfer agent and fund accountant, BISYS Fund Services Ohio, Inc. During the year ended December 31, 2006, $658,646 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. BISYS Group, Inc. receives a fixed fee for providing distribution services. BISYS Fund Services Ohio, Inc. receives a fee that is a base amount plus an annual fee based on the number of shareholders for providing transfer agent services. BISYS Fund Services Ohio, Inc. receives fees, subject to a minimum, at 0.025% of the average daily net assets up to $3 billion and 0.015% of the average daily net assets in excess of $3 billion for providing fund accounting services.

From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries fees for providing record keeping, subaccounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors’ fees to be invested in any of the Funds issued by the Corporation. As of December 31, 2006, there were no participants in the deferred compensation plan.

(5)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds purchased on or after December 28, 2004, that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of remaining shareholders. For the year ended December 31, 2006, the fees were $5,868, $1,355 and $12,541 for Select Value, Value Plus and Value Funds, respectively. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid in capital”.

(6)	INVESTMENT TRANSACTIONS

During the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government securities.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
Select Value Fund	$233,548,168	$124,573,719
Value Plus Fund	106,732,231	181,195,131
Value Fund	787,456,684	890,570,975

(7)	FEDERAL INCOME TAX INFORMATION

FUND	TAX COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET TAX UNREALIZED APPRECIATION ON INVESTMENTS
Select Value Fund	$248,262,807	$44,278,745	$(3,000,399)	$41,278,346
Value Plus Fund	197,445,727	46,707,502	(4,680,000)	42,027,502
Value Fund	1,413,569,717	649,739,929	(38,536,691)	611,203,238

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2006 was as follows (the total distributions paid differs from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid):

DISTRIBUTIONS PAID FROM

FUND	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	TOTAL TAXABLE DISTRIBUTIONS
Select Value Fund	$1,413,888	$17,155,940	$18,569,828
Value Plus Fund	3,225,990	18,591,193	21,817,183
Value Fund	60,259,862	157,856,860	218,116,722

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2005 was as follows (the total distributions paid differs from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid):

DISTRIBUTIONS PAID FROM

FUND	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	TOTAL TAXABLE DISTRIBUTIONS
Select Value Fund	$1,077,728	$4,566,429	$5,644,157
Value Plus Fund	2,131,393	12,037,543	14,168,936
Value Fund	159,285	185,794,816	185,594,101

As of December 31, 2006 the components of accumulated earnings (deficit) on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED EARNINGS	ACCUMULATED CAPITAL AND OTHER LOSSES	UNREALIZED APPRECIATION*	TOTAL ACCUMULATED EARNINGS
Select Value Fund	$—	$—	$—	$(52)	$41,278,246	$41,278,194
Value Plus Fund	2,078,463	5,788,530	7,866,993	—	42,027,502	49,894,495
Value Fund	—	31,441,363	31,441,363	(233,967)	611,953,070	643,160,466

Net realized gains or losses may differ for Federal income tax purposes as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts. At December 31, 2006, the Select Value, Value Plus and Value Funds deferred, on a tax basis, post-October losses of $52, $– and $233,967, respectively.

*	The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales, passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain derivative instruments.

(8)	FUND SHARE TRANSACTIONS

For the year ended December 31, 2006, Fund share transactions were as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	8,967,486	1,640,445	8,172,868
Reinvested distributions from net investment income & distributions from net realized gains on investments	629,823	782,002	4,097,390
Shares redeemed	(5,268,959)	(4,079,658)	(7,224,464)

Net increase (decrease) in Fund shares	4,328,350	(1,657,211)	5,045,794

For the year ended December 31, 2005, Fund share transactions were as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	2,570,105	4,564,679	3,205,532
Reinvested distributions from net investment income & distributions from net realized gains on investments	211,013	527,214	3,956,288
Shares redeemed	(1,413,686)	(9,976,923)	(10,508,478)

Net increase (decrease) in Fund shares	1,367,432	(4,885,030)	(3,346,658)

(9)	LITIGATION

On July 18, 2002, pursuant to a stipulation and following a fairness hearing, the U.S. District Court for the Eastern District of Wisconsin approved a settlement of a consolidated class action brought by shareholders of the Heartland High-Yield Municipal Bond Fund and the Short Duration High-Yield Municipal Fund (together, the “High-Yield Funds”), in which the Corporation, the Advisor, the High-Yield Funds and certain other parties were named as defendants. The litigation arose out of a repricing of the securities in the High-Yield Funds in October 2000. Under the terms of the settlement, the Corporation, the Advisor, the High-Yield Funds, and certain related parties were dismissed and released from all claims in the class action upon establishment of a settlement fund for the benefit of the class plaintiffs. Neither the Corporation nor any of its separate funds, directors, or officers were required to contribute to the settlement fund (although an affiliate of the Advisor did make a substantial contribution to facilitate settlement). Subsequently, all other suits filed by persons who opted out of the class action settlement were also settled without any contribution from the Corporation, its Funds, directors or officers. The High-Yield Funds, which had been in receivership since March 2001, were liquidated in December 2004.

On December 11, 2003, the SEC filed a civil complaint in United States District Court for the Eastern District of Wisconsin (Civil Action No. 03C1427) relating to the High-Yield Funds against the Advisor; William J. Nasgovitz, President of the Advisor, President and a director of the Corporation and member of the Heartland Value Fund portfolio management team; Paul T. Beste, Chief Operating Officer of the Advisor, Vice President and Secretary of the Corporation; Kevin D. Clark, an officer of the Advisor; Hugh Denison, a former director of the Corporation who presently serves as Senior Vice President of the Advisor and as a member of the portfolio management team for the Heartland Select Value Fund and Heartland Value Fund; certain former officers of the Advisor; and others.

The SEC alleges various violations of the federal securities laws with respect to the pricing of securities owned by the High-Yield Funds and the related calculation of the High-Yield Funds’ net asset value per share from March 2000 to March 2001; disclosures in the prospectus, other SEC filings and promotional materials for the High-Yield Funds relating to risk management, credit quality, liquidity and pricing; breach of fiduciary duty; the sale in September and

October 2000 by certain individual defendants of shares of the High-Yield Funds while in possession of material, non-public information about those funds; and the disclosure of material, non-public information to persons who effected such sales. The SEC seeks civil penalties and disgorgement of all gains received by the defendants as a result of the conduct alleged in the complaint, a permanent injunction against the defendants from further violations of the applicable federal securities laws, and such other relief as the court deems appropriate.

In February 2004, the Advisor, and Messrs. Nasgovitz, Beste, Denison, and Clark filed their answers to the SEC’s complaint, denying the allegations and claims made therein and raising affirmative defenses.

The complaint does not involve the Corporation, the Heartland Select Value, Value Plus or Value Funds, any portfolio manager of the Funds (other than Mr. Nasgovitz and Mr. Denison) or any of the current independent directors of the Corporation. However, an adverse outcome for the Advisor and/or its officers named in the complaint could result in an injunction that would bar the Advisor from serving as investment advisor to the Funds or bar such officers from continuing to serve in their official capacities for the Advisor. The Advisor has advised the Funds that, if these results occur, the Advisor will seek exemptive relief from the SEC to permit it to continue serving as investment advisor to the Funds. There is no assurance that the SEC will grant such exemptive relief.

(10)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section (2)(a)(3) of the Investment Company Act of 1940) with the Value Plus and Value Funds; that is, the Funds held 5% or more of their outstanding voting securities during the year ended December 31, 2006:

VALUE PLUS FUND

SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2006	PURCHASES	SALES	SHARE BALANCE AT DECEMBER 31, 2006	DIVIDENDS	REALIZED GAINS (LOSSES)

Criticare Systems, Inc.	625,000	53,000	678,000	—	$—	$(989,263)

					$—	$(989,263)

VALUE FUND
SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2006	PURCHASES	SALES	SHARE BALANCE AT DECEMBER 31, 2006	DIVIDENDS	REALIZED GAINS (LOSSES)

Access Pharmaceuticals, Inc.	1,253,400	394,680	1,648,080	—	$—	$(3,867,817)
Actuate Corp.	4,000,000	—	—	4,000,000	—	—
AirNet Systems, Inc.	1,000,000	—	—	1,000,000	—	—
American Physicians Service Group, Inc.	185,649	—	185,649	—	—	1,698,143
Anacomp, Inc. (Class A)	350,000	—	350,000	—	—	(4,395,752)
Analysts International Corp.	1,600,000	—	—	1,600,000	—	—
Aphton Corp.	1,483,771	1,250,000	2,733,771	—	—	(3,108,265)
Aphton Corp.(5)	375,000	—	—	375,000	—	—
Aphton Corp. (convertible preferred stock)	2,500	—	—	2,500	—	—
Asia Pacific Wire & Cable Corp., Ltd.	1,137,300	—	1,137,300	—	—	(1,423,904)
Badger Meter, Inc.(1)	800,000	—	208,800	591,200	198,932	5,349,945
Barrett Business Services, Inc.	555,600	—	155,600	400,000	28,000	3,564,571
BioScrip, Inc.	1,000,000	1,702,448	702,448	2,000,000	—	(2,850,186)
Buca, Inc.	1,010,000	190,000	—	1,200,000	—	—
Clayton Williams Energy, Inc.	600,000	—	51,240	548,760	—	1,080,154
CompuDyne Corp.	636,600	113,400	—	750,000	—	—
Corgi International, Ltd. (ADR)(2)	93,833	66,738	—	160,571	—	—
Duckwall-ALCO Stores, Inc.	400,000	—	19,600	380,400	—	296,937
Dynamics Research Corp.	—	1,050,000	300,000	750,000	—	(1,482,287)
Emak Worldwide, Inc.	524,413	145,887	440,917	229,383	—	(2,288,771)
Far East Energy Corp.	5,000,000	2,500,000	—	7,500,000	—	—
First Consulting Group, Inc.	1,000,000	250,000	—	1,250,000	—	—
FirstCity Financial Corp.	479,100	332,700	—	811,800	—	—
Genitope Corp.	1,364,620	635,380	2,000,000	—	—	(10,222,606)
Global-Tech Appliances, Inc.	1,181,200	—	1,181,200	—	—	(2,841,708)
Gulf Island Fabrication, Inc.	456,200	293,800	100,000	650,000	187,500	495,597
Hampshire Group, Ltd.	500,000	—	34,460	465,540	—	505,255
hi/fn, inc.	—	1,287,104	—	1,287,104	—	—
Hudson Highland Group, Inc.	—	2,330,000	400,000	1,930,000	—	(2,442,542)
Hy-Drive Technologies, Ltd.	2,739,891	1,680,234	1,920,125	2,500,000	—	4,401,496
Hy-Drive Technologies, Ltd. (warrants)	1,395,234	—	1,395,234	—	—	—
InterDigital Communications Corp.	3,000,000	—	250,000	2,750,000	—	3,181,327
Intersections, Inc.	950,000	130,000	450,000	630,000	—	(1,854,644)
Isolagen, Inc.	2,162,244	237,756	1,914,600	485,400	—	(593,600)
John B. Sanfilippo & Son, Inc.	750,000	—	450,000	300,000	—	(2,369,781)
Lantronix, Inc.	5,000,000	—	—	5,000,000	—	—
LESCO, Inc.	403,599	346,401	403,599	346,401	—	(2,598,701)
MEDTOX Scientific, Inc.	508,750	—	—	508,750	—	—
Medwave, Inc.	1,050,000	149,000	1,199,000	—	—	(2,090,128)
Medwave, Inc. (warrants)	—	37,250	—	37,250	—	—
MFRI, Inc.	463,200	—	113,200	350,000	—	883,431
Midwest Air Group, Inc.	1,315,500	—	115,500	1,200,000	—	593,356
Modtech Holdings, Inc.	—	1,400,000	—	1,400,000	—	—
Mothers Work, Inc.	525,975	—	525,975	—	—	10,032,617
National Home Health Care Corp.	441,000	—	—	441,000	132,300	—
Natrol, Inc.	1,250,000	400,000	1,150,000	500,000	—	(1,699,651)
Newpark Resources, Inc.	2,500,000	2,500,000	500,000	4,500,000	—	(1,088,710)
North American Tungsten Corp., Ltd. (CAD)	—	5,050,700	—	5,050,700	—	—

VALUE FUND (CONTINUED)

SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2006	PURCHASES	SALES	SHARE BALANCE AT DECEMBER 31, 2006	DIVIDENDS	REALIZED GAINS (LOSSES)
O.I. Corp.	245,900	—	—	245,900	$49,180	$—
Oil-Dri Corp. of America(3)	562,500	—	—	562,500	243,000	—
OrthoLogic Corp.	3,100,000	34,800	3,134,800	—	—	(7,591,762)
Osteotech, Inc.	1,090,000	250,000	100,000	1,240,000	—	(499,160)
Outlook Group Corp.	300,000	—	300,000	—	54,000	2,222,338
Pacific Premier Bancorp, Inc.	—	265,700	25,000	240,700	—	14,627
ParkerVision, Inc.	—	1,500,000	177,700	1,322,300	—	702,104
ParkerVision, Inc. (warrants)	—	375,000	—	375,000	—	—
Patrick Industries, Inc.	293,525	—	—	293,525	—	—
PDI, Inc.	1,134,209	335,791	200,000	1,270,000	—	(1,144,914)
Phoenix Footwear Group, Inc.	646,700	117,200	—	763,900	—	—
Portec Rail Products, Inc.	—	538,400	—	538,400	38,304	—
ProQuest Co.	—	1,500,000	—	1,500,000	—	—
Quovadx, Inc.	3,677,400	22,600	—	3,700,000	—	—
RCM Technologies, Inc.	780,100	—	—	780,100	—	—
Ronco Corp. (convertible preferred stock)	1,500,000	341,275	—	1,841,275	—	—
Senesco Technologies, Inc.	1,300,000	60,425	80,500	1,279,925	—	(158,491)
Senesco Technologies, Inc. (warrants)	50,000	—	—	50,000	—	—
Sirna Therapeutics, Inc.	5,000,000	1,440,000	—	6,440,000	—	—
Sirna Therapeutics, Inc. (warrants)	1,440,000	—	1,440,000	—	—	—
SM&A	—	965,900	—	965,900	—	—
Smith & Wollensky Restaurant Group, Inc.	574,400	—	—	574,400	—	—
SPAR Group, Inc.	1,228,000	—	—	1,228,000	—	—
SRI/Surgical Express, Inc.	600,000	—	100,000	500,000	—	(1,043,542)
STAAR Surgical Co.	2,000,000	—	—	2,000,000	—	—
Sunterra Corp.	750,000	250,000	1,000,000	—	—	(4,625,081)
Tasty Baking Co.	305,200	194,800	—	500,000	83,920	—
TechTeam Global, Inc.	8,900	966,100	—	975,000	—	—
The Inventure Group, Inc.(4)	1,710,622	190,000	—	1,900,622	—	—
The Princeton Review, Inc.	1,200,000	800,000	—	2,000,000	—	—
Tier Technologies, Inc. (Class B)	1,000,000	800,000	—	1,800,000	—	—
Vesta Insurance Group, Inc.	2,000,000	—	2,000,000	—	—	(5,384,988)
WatchGuard Technologies, Inc.	2,229,305	—	2,229,305	—	—	(392,445)
Whitney Information Network, Inc.	600,000	—	250,544	349,456	—	2,326
Whitney Information Network, Inc. (warrants)	300,000	—	—	300,000	—	—
Wireless Ronin Technologies, Inc.	—	723,000	—	723,000	—	—

					$1,015,136	$(33,035,212)

(1)	2:1 Stock Split on 6/16/06.

(2)	1:6 Reverse Stock Split on 12/21/06.

(3)	5:4 Stock Split on 9/11/06.

(4)	Formerly known as Poore Brothers, Inc.

(5)	Restricted security. See Note 2(j).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF HEARTLAND FUNDS:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Select Value Fund, Value Plus Fund and Value Fund (three portfolios comprising Heartland Funds, hereafter referred to as the “Funds”) at December 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 15, 2007

ADDITIONAL INFORMATION (UNAUDITED)

FEDERAL INCOME TAX INFORMATION

In early 2007, shareholders received information regarding all distributions paid to them by the Funds during calendar year 2006. The Funds hereby designate the following amounts as long-term capital gain distributions.

Fund	Select Value Fund	Value Plus Fund	Value Fund
Long-Term Capital Gains	$20,779,650	$23,599,088	$182,077,201

The amount above includes $3,623,710, $5,007,896 and $24,220,341 of earnings and profits distributed to shareholders on redemptions for the Select Value, Value Plus and Value Funds, respectively.

For the calendar year 2006, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

Fund	Qualified Dividend Income
Select Value Fund	100.00%
Value Plus Fund	77.27%
Value Fund	22.58%

The Funds intend to designate the maximum amount allowable as taxed at a rate of 15%.

The percentage of the total ordinary distributions paid during the fiscal year ended December 31, 2006 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

Fund	Percentage
Select Value Fund	100.00%
Value Plus Fund	77.90%
Value Fund	18.32%

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including, redemption fees; (2) ongoing costs, including management fees; 12b-1 fees and other Fund expenses This example is intended to help you understand your ongoing costs (in dollars) of investing in the Heartland Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

FUND	BEGINNING ACCOUNT VALUE 7/1/06	ENDING ACCOUNT VALUE 12/31/06	EXPENSE PAID DURING PERIOD* 7/1/06 – 12/31/06	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/06 – 12/31/06
Heartland Select Value Fund	$1,000.00	$1,089.70	$6.79	1.29%
Heartland Value Plus Fund	1,000.00	1,127.70	6.81	1.27
Heartland Value Fund	1,000.00	1,120.60	5.93	1.11

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND	BEGINNING ACCOUNT VALUE 7/1/06	ENDING ACCOUNT VALUE 12/31/06	EXPENSE PAID DURING PERIOD* 7/1/06 – 12/31/06	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/06 – 12/31/06
Heartland Select Value Fund	$1,000.00	$1,018.70	$6.56	1.29%
Heartland Value Plus Fund	1,000.00	1,018.80	6.46	1.27
Heartland Value Fund	1,000.00	1,019.61	5.65	1.11

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available at www.heartlandfunds.com, or upon request, without charge, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. Pursuant to the Corporation’s bylaws, the Board delegates day-to-day management of the Funds to the officers of the Corporation. The Board meets regularly to review the Funds’ investments, performance and expenses. The Board elects the officers of the Corporation, and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, Heartland Investor Services, LLC. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor, the distribution agreement with the Distributor and each Fund’s distribution plan, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that 75% of Board members and the Chairman of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and officer of the Corporation.

INDEPENDENT DIRECTORS

Name	Address	Date of Birth	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
Robert A. Rudell	789 North Water Street Milwaukee, WI 53202	9/48	Chairman of the Board and Director	Since 2-05; Chairman of the Board since 1-06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002.	3	Director, Medtox Scientific, Inc., April 2002 to present; Director, Optimum Funds, May 2003 to present.
Dale J. Kent	789 North Water Street Milwaukee, WI 53202	11/52	Director	Since 8-03	Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None
Michael D. Dunham	789 North Water Street Milwaukee, WI 53202	7/45	Director	Since 1-04	Chairman of the Board and Interim Principal Executive Officer, Merge Technologies, Inc. since July 2006; President and Owner, Dunham Global Associates, LTD., since 2001; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	Merge Technologies, Inc. (a provider of radiological imaging and information integration solutions)

INTERESTED DIRECTORS AND OFFICERS

Name	Address	Date of Birth	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
William J. Nasgovitz(3)	789 North Water Street, Milwaukee, WI 53202	10/44	President and Director	Since 12-84	President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.	3	None
David C. Fondrie	789 North Water Street, Milwaukee, WI 53202	7/49	Chief Executive Officer	Since 5-06	Director, Heartland Advisors, Inc., since May 2006; Director of Equity Research, Heartland Advisors, Inc., since 2000; employed by Heartland Advisors, Inc., in other capacities since 1994; President, Casino Resource Corporation, 1993 to 1994; Executive Vice President and CFO, Ransomes, Inc., 1987 to 1991; Senior Manager, Price Waterhouse, 1983 to 1987; employed by Price Waterhouse in other capacities, 1976 to 1983.	N/A	N/A
Paul T. Beste	789 North Water Street, Milwaukee, WI 53202	1/56	Vice President and Secretary	Since 9-97	Secretary and Treasurer, Heartland Value Manager, LLC, since August 2000; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; employed by Heartland Advisors, Inc., in other capacities since 1997; Director of Taxes/Compliance, Strong Capital Management, Inc., 1992 to 1997.	N/A	N/A
Nicole J. Best	789 North Water Street, Milwaukee, WI 53202	9/73	Vice President and Chief Compliance Officer	Since 11-05	Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since November 2005; Senior Vice President and Treasurer, Heartland Advisors, Inc., since February 2001. Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc., in other capacities since 1998; employed by Arthur Andersen, LLP, 1995 to 1998.	N/A	N/A
Christopher E. Sabato	3435 Stelzer Road, Columbus, OH 43219	12/68	Treasurer and Principal Accounting Officer	Since 11-05(4)	Vice President, BISYS Fund Services, since February 2006; employed by BISYS Fund Services in other capacities since 1993.	N/A	N/A
Christine A. Roberts	789 North Water Street, Milwaukee, WI 53202	8/72	Treasurer and Principal Accounting Officer	Since 1-07(4)	Vice President and Treasurer Heartland Advisors, Inc., since August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., since January 2007. Assistant Director- Distribution Planning, Northwestern Mutual September 2003 to August 2006; Independent Consultant, 2003; Senior Manager, Deloitte & Touche, LLP, June 2002 to May 2003; employed by Arthur Andersen, LLP, 1994 to 2002.

(1)

Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal. They stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)

Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	Mr. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with Heartland Advisors, Inc.

(4)	Effective January 1, 2007, Ms. Roberts replaced Mr. Sabato as Treasurer and Principal Accounting Officer.

The standing committees of the Corporation’s Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Robert A. Rudell, Dale J. Kent and Michael D. Dunham. Mr. Kent serves as chairman of the audit committee and Mr. Dunham serves as chairman of the nominating committee.Mr. Kent has been determined by the Board to be an audit committee financial expert.

The audit committee is responsible for the selection of the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the audit committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The audit committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee has adopted a written charter.

The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies for election and re-election to the Board as and when required. The nominating committee generally accepts recommendations for nominations by shareholders of the Funds. The nominating committee has adopted a written charter.

The Funds’ Statement of Additional Information includes additional information about the directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

DEFINITIONS

LIPPER DEFINITIONS

Multi-Cap Value Funds are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Small-Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

OTHER DEFINITIONS

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Russell 2000 Index is an unmanaged index of stocks consisting of the smaller two-thirds of the 3000 largest publicly traded U.S. companies. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. It is not possible to invest directly in an index.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 of the largest stocks (in terms of market value) in the United States representing 88 separate industries. It is not possible to invest directly in an index.

THE HEARTLAND

FAMILY OF VALUE FUNDS

INDIVIDUAL INVESTORS:

1-800-432-7856

FINANCIAL ADVISORS:

FINANCIAL ADVISOR SERVICES: 1-800-442-6391

WWW.HEARTLANDFUNDS.COM

HEARTLAND INVESTOR SERVICES, LLC, DISTRIBUTOR

3435 STELZER ROAD

COLUMBUS, OHIO 43219

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Statements regarding particular securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s views when made and are subject to change at any time based on market and other considerations.

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com to download. Please read the prospectus carefully before investing.

060500

Heartland Investor Services, LLC, Distributor

789 North Water Street, Suite 500

Milwaukee, WI 53202

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2. Effective January 1, 2007 Christine A. Roberts replaced Christopher E. Sabato as the Treasurer and Principal Accounting Officer.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dale J. Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees	2005	$69,300
	2006	$73,500
(b) Audit-Related Fees	2005	$0
	2006	$0
(c) Tax Fees	2005	$18,500
	2006	$19,800

Tax fees for both years relate to the preparation of the Funds’ federal and state income, excise tax calculations and review of the capital gain and income distribution calculations.

(d) All Other Fees	2005	$12,250
	2006	$7,000

2005 -	Fees related to discussions regarding spillback dividends, preliminary review of excise calculations and review of equalization.

2006 -	Fees related to preliminary review of excise calculations and review of equalization.

4(e)(1)

The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2)

During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)

Not applicable.

4(g)

2005	$0
2006	$0

4(h)

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The schedules of investments are included as apart of the annual report to shareholders filed under Item 1 of the Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Heartland Group, Inc.

By (Signature and Title)*	/s/ David C. Fondrie
David C. Fondrie, Chief Executive Officer

Date February 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David C. Fondrie
David C. Fondrie, Chief Executive Officer

Date February 19, 2007

By (Signature and Title)*	/s/ Christine A. Roberts
Christine A. Roberts, Treasurer and Principal Accounting Officer

Date February 19, 2007

*	Print the name and title of each signing officer under his or her signature.